UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2024, BranchOut Food Inc. (the “Company”) entered into a Lease Agreement (the “Lease Agreement”) providing for the 10-year lease by the Company of a 50,000 square-foot food processing plant located in Peru (the “Peru Facility”). Pursuant to the Lease Agreement, the Company is required to make monthly lease payments of $8,000 in the first two years of the lease, $20,000 in the third year of the lease, $22,000 in the fourth year of the lease, $24,000 in the fourth year of the lease, and $25,000 thereafter. The Lease Agreement also provides the Company with a 10-year lease renewal option, and a buy-out option under which the Company may purchase the Peru Facility for $1,865,456.

In connection with the Company’s lease of the Peru Facility, on May 10, 2024 the Company entered into a Assignment Of Credit and Substitution of Mortgagee (the “Assignment Agreement”), under which the Company purchased a first position mortgage receivable in the amount of $1,267,000, which is secured by the Peru Facility and was owed by the landlord of the Peru Facility to the assignor, for a purchase price of $1,267,000, of which $275,000 was paid by the Company to the assignor on May 10, 2024. The remaining $992,000 of the purchase price under the Assignment Agreement is due and payable to the assignor on August 10, 2024.

The information set forth above is qualified in its entirety by reference to the actual terms of the Lease Agreement and Assignment Agreement, English translations of which have been filed as Exhibits 10.1 and 10.2 hereto, respectively, and which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Lease Agreement, dated as of May 10, 2024, between BranchOut Food Inc. and landlord of the Peru Facility.*†
Exhibit 10.2	Assignment Of Credit and Substitution of Mortgagee, dated as of May 10, 2024, among BranchOut Food Inc., assignor, and landlord of the Peru Facility*†
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* This exhibit is an English translation of a foreign language document. BranchOut Food Inc. agrees to furnish supplementally to the SEC, upon request, a copy of the foreign language document.

† Portions of this exhibit have been redacted.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: May 16, 2024	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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